You never know when
   it will storm.



                         Choice Long-Short Fund
                              Annual Report
                            October 31, 2001









The Choice Long-Short                                              Be
Fund has performance                                            prepared.
potential regardless of
market conditions.                                               [LOGO]

                         Choice Long-Short Fund

                              Annual Report
                            October 31, 2001


                            Table of Contents

Choice Long-Short Fund . . . . . . . . . . . . . . . . . . . . . . . . .1
     Schedule of Investments . . . . . . . . . . . . . . . . . . . . . .3
     Statement of Assets and Liabilities . . . . . . . . . . . . . . . .6
     Statement of Operations . . . . . . . . . . . . . . . . . . . . . .7
     Statement of Changes in Net Assets. . . . . . . . . . . . . . . . .8
     Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . .9
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . 10
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . 13









The goal of the Choice Long-Short Fund is to seek long-term growth of capital through all market conditions. To attempt to achieve this goal, the Fund may use derivatives strategies and other leveraging techniques speculatively. These strategies subject the Fund to greater risks, and its performance may be more volatile than other funds. The Fund may be required to pay a premium to sell a security short. In addition, there is no guarantee that the price of a shorted stock will fall. The Fund's investments may go up or down, and you could lose money. This Fund is not a complete investment program and investors should consider the Fund for that portion of their investments allocated to higher risk, more aggressive investments. There is no guarantee that the Fund will achieve its stated investment objective.

                                       PERSPECTIVES FROM PATRICK ADAMS...

[PHOTO]

Like the weather in Colorado at times, we would describe the market and events during the past year as unusual and unpredictable. After the horrific events of September 11th, it is clear our government is committed to improving our economy. We believe with the enormous amount of both fiscal and monetary stimulus, the economy and stock market have potential to come back strongly, though when is uncertain. In this very uncertain period in our country's history, we believe that the Choice Long-Short Fund allows investors exposure to the market with the potential of being able to hedge out some of the risk.

It is our goal to produce positive returns regardless of market conditions. The Choice Long-Short Fund was launched February 1, 2001 during a difficult time for the market. Nonetheless, for its first nine months of operation, the Fund outperformed the S&P 500(R) Stock Index and the Nasdaq Composite Index by a substantial margin. The Long-Short Fund (Class A Shares without load) was down 3.40% (see accompanying table for the performance of all share classes with and without sales charges and for other important performance-related information). The S&P 500(R) Stock Index and the Nasdaq Composite Index were down -21.64% and 38.90% respectively, for the same period.

The magnitude of the correction is commonly referred to as a bear market. Because the Choice Long-Short Fund will generally have a long bias (more overall assets long than short), it is difficult to produce positive returns in a bear market but has the potential to outperform the market on a relative basis. The long portion of the Long-Short Fund's portfolio has struggled, primarily due to its heavy weighting in technology, a sector which was hit particularly hard. However, because the market has severely punished many high quality technology companies, we were able to add technology stocks to the Fund's portfolio over the year, such as Texas Instruments, Sun Microsystems and Intel, at what we consider to be reasonable valuations.1 The Fund also had a significant portion of its assets in cash, in an attempt to help dampen the negative impact of the volatile market.

Our ability to short stocks that we felt would go down, as well as our relatively large cash position, enabled us to outperform our benchmark by such a large margin. Shorting allows us to seek growth through both strong and weak markets.

For our longs, we look for companies that we believe have strong long-term earnings growth potential, strong or improving fundamentals and reasonable valuations. It is our goal to pick great stocks and focus on only our best ideas.

We may use shorts to attempt to protect against downtrends and also to attempt to enhance performance. For our shorts, we look for companies that exhibit a weak industry position, deteriorating balance sheets, or negative earnings revisions. Our hedging is very dynamic and can change very quickly as market conditions change. If a short position moves against us, we will generally cover it and move on to the next idea. At our fiscal year-end, our largest short position was Electronic Data Systems1, due to the company's deteriorating balance sheet and accounting practices.

The Choice Long-Short Fund is a non-diversified fund.2 With fewer positions in our portfolio, we are better able to manage the portfolio on a day-to-day basis and have the ability to quickly sell a position if the need arises. With a limited number of positions to watch over, we also have additional time to evaluate potentially great opportunities for the Fund. As of October 31, 2001, we had approximately 51% in cash, which we intend to invest opportunistically. Looking forward, we believe the Technology, Consumer, Financials, and Healthcare sectors offer more potential than others for finding both long and short positions.

Sincerely,


/s/ PATRICK S. ADAMS
Patrick S. Adams, CFA

1 As of October 31, 2001, Texas Instruments, Sun Microsystems, Intel and Electronic Data Systems comprised 2.11%, 1.83%, 1.46% and 2.15%, respectively, of the Fund's portfolio. Portfolio composition will change over time due to ongoing management of the Fund. Reference to a specific stock or sector is not a recommendation to buy or sell any security by the Fund, its advisor or distributor.

2 The Choice Long-Short Fund is non-diversified and is therefore more exposed to individual stock volatility and market pressure than a fully diversified fund.

                                                 Choice Long-Short Fund 1

CHOICE LONG-SHORT FUND

                       INVESTMENT RETURNS TABLE*
                         As of October 31, 2001

                                                                         Total Return
                                                                       Since Inception*
----------------------------------------------------------------------------------------
Choice Long-Short Class A (inception date 2-1-01)
  Fund With Sales Load Effect                                                -8.70%
  Fund Without Sales Load Effect                                             -3.40%
----------------------------------------------------------------------------------------
Choice Long-Short Class C (inception date 2-1-01)
  Fund With Sales Load Effect                                                -5.65%
  Fund Without Sales Load Effect                                             -4.70%
----------------------------------------------------------------------------------------
S&P 500(R) Stock Index                                                      -21.64%
----------------------------------------------------------------------------------------
* Not annualized

Performance is historical and does not represent future results. Investment returns and principal will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Class A shares, total return figures include an up-front maximum applicable sales charge of 5.50%. Class C performance reflects a maximum contingent deferred sales charge (maximum 1% for one year as a percentage of original purchase price or redemption proceeds, whichever is lower). The Fund performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Fund prices change daily and performance may change significantly during periods of market volatility. Visit our website at www.choicefunds.net for current fund performance information. The Fund has invested a substantial portion of its assets in technology-related companies, and thus is more susceptible to any economic, business or other developments that generally affect those types of companies.

                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
                         From 2-1-01 to 10-31-01

                             [2 LINE GRAPHS]

--------------------------------------------------------------------------
                             LONG-SHORT CLASS A
PLOT POINT             FUND (WITH SALES LOAD EFFECT)            S&P 500
----------             -----------------------------            -------

01-Feb-01                         9,450.00                      10,000.00
28-Feb-01                         9,546.32                       9,088.20
31-Mar-01                         9,442.35                       8,512.46
30-Apr-01                        10,056.72                       9,174.13
31-May-01                        10,170.14                       9,235.60
30-Jun-01                        10,075.62                       9,011.73
31-Jul-01                        10,000.00                       8,922.96
31-Aug-01                         9,461.25                       8,364.38
30-Sep-01                         8,856.34                       7,689.12
31-Oct-01                         9,130.44                       7,835.83


                           LONG-SHORT CLASS A
PLOT POINT           FUND (WITHOUT SALES LOAD EFFECT)           S&P 500
----------           --------------------------------           -------

01-Feb-01                        10,000.00                      10,000.00
28-Feb-01                        10,100.00                       9,088.20
31-Mar-01                         9,990.00                       8,512.46
30-Apr-01                        10,640.00                       9,174.13
31-May-01                        10,760.00                       9,235.60
30-Jun-01                        10,660.00                       9,011.73
31-Jul-01                        10,580.00                       8,922.96
31-Aug-01                        10,010.00                       8,364.38
30-Sep-01                         9,370.00                       7,689.12
31-Oct-01                         9,660.00                       7,835.83
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                             LONG-SHORT CLASS C
PLOT POINT             FUND (WITH SALES LOAD EFFECT)            S&P 500
----------             -----------------------------            -------

01-Feb-01                        10,000.00                      10,000.00
28-Feb-01                         9,990.00                       9,088.20
31-Mar-01                         9,830.70                       8,512.46
30-Apr-01                        10,450.00                       9,174.13
31-May-01                        10,534.50                       9,235.60
30-Jun-01                        10,414.80                       9,011.73
31-Jul-01                        10,315.80                       8,922.96
31-Aug-01                         9,741.60                       8,364.38
30-Sep-01                         9,088.20                       7,689.12
31-Oct-01                         9,438.20                       7,835.83

                           LONG-SHORT CLASS C
PLOT POINT           FUND (WITHOUT SALES LOAD EFFECT)           S&P 500
----------           --------------------------------           -------

01-Feb-01                        10,000.00                      10,000.00
28-Feb-01                        10,090.00                       9,088.20
31-Mar-01                         9,930.00                       8,512.46
30-Apr-01                        10,550.00                       9,174.13
31-May-01                        10,640.00                       9,235.60
30-Jun-01                        10,520.00                       9,011.73
31-Jul-01                        10,420.00                       8,922.96
31-Aug-01                         9,840.00                       8,364.38
30-Sep-01                         9,180.00                       7,689.12
31-Oct-01                         9,530.00                       7,835.83
--------------------------------------------------------------------------

These charts assume an initial investment of $10,000 made on 2-1-01. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. It is not possible to make a direct investment in the S&P 500(R) Stock Index or the Nasdaq Composite Index.

*The Investment Returns Table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

CHOICE LONG-SHORT FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through all market conditions.

STRATEGY

The Fund will invest primarily in a non-diversified portfolio of common stocks of companies of all sizes that have been analyzed intensely by the portfolio manager. The Fund will use various strategies, such as buying long and short sales.

2 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND


SCHEDULE OF INVESTMENTS
October 31, 2001

Number of Shares                                                            Value
----------------------------------------------------------------------------------------

               COMMON STOCKS                                    33.3%
               Aerospace                                         0.5%
       7,000   Raytheon Company                                             $    225,750
                                                                            ------------

               Computers-Local Networks                          0.3%
      23,000   Finisar Corporation*                                              179,860
                                                                            ------------

               Computers-Mini/Micro                              4.7%
      90,000   Compaq Computer Corp.                                             787,500
      34,000   Intel Corp.                                                       830,280
     103,000   Sun Microsystems, Inc.*                                         1,045,450
                                                                            ------------
                                                                               2,663,230
                                                                            ------------

               Computers-Retail/Wholesale                        1.9%
      56,000   Cypress Semiconductor Corp.*                                    1,106,000
                                                                            ------------

               Computers-Software                                2.6%
      25,000   Microsoft Corp.*                                                1,453,750
                                                                            ------------

               Consumer Finance                                  0.2%
       4,500   MBNA Corp.                                                        124,245
                                                                            ------------

               Electronics-Semiconductor Equipment               3.3%
       1,000   Applied Materials, Inc.*                                           34,110
       7,000   Intersil Holding Corporation*                                     229,250
      12,000   Novellus Systems, Inc.*                                           396,360
      53,000   Teradyne, Inc.*                                                 1,221,650
                                                                            ------------
                                                                               1,881,370
                                                                            ------------

               Electronics-Semiconductor Manufacturing           5.4%
      12,500   Altera Corp.*                                                     252,500
      30,000   Applied Micro Circuits Corp.*                                     330,900
      26,000   JDS Uniphase Corp.*                                               207,740
         100   Micron Technology, Inc.                                             2,276
      43,000   Texas Instruments, Inc.                                         1,203,570
     115,000   Vitesse Semiconductor Corp.*                                    1,085,600
                                                                            ------------
                                                                               3,082,586
                                                                            ------------

               Financial                                         1.3%
      31,000   Istar Financial, Inc.                                             722,300
                                                                            ------------

               Healthcare                                        0.9%
      26,000   Cross Country, Inc.*                                              530,140
                                                                            ------------

See notes to financial statements.

                                                 Choice Long-Short Fund 3
<PAGE
CHOICE LONG SHORT FUND

SCHEDULE OF INVESTMENTS  (continued)
October 31, 2001

Number of Shares                                                            Value
----------------------------------------------------------------------------------------

               Insurance                                         2.1%
      22,000   Anthem, Inc.*                                                $    921,360
      13,000   The Principal Financial Group*                                    292,500
                                                                            ------------
                                                                               1,213,860
                                                                            ------------

               Media-Cable TV                                    0.7%
      27,500   Charter Communications, Inc.*                                     388,850
                                                                            ------------

               Nasdaq - 100 Index Tracking Stock                 4.2%
      70,000   Nasdaq-100 Shares*                                              2,373,000
                                                                            ------------

               Pharmaceuticals                                   1.3%
      10,000   Eli Lilly and Co.                                                 765,000
                                                                            ------------

               Retail-Apparel/Shoes                              0.5%
      13,000   AnnTaylor Stores Corp.*                                           286,000
                                                                            ------------

               Retail-Miscellaneous Diversified                  0.3%
      14,500   Intimate Brands, Inc.                                             164,575
                                                                            ------------

               Telecommunications-Equipment                      3.1%
      21,200   ONI Systems Corp.*                                                103,668
       1,000   QUALCOMM, Inc.*                                                    49,120
     402,000   Redback Networks, Inc.*                                         1,612,020
                                                                            ------------
                                                                               1,764,808
                                                                            ------------

               Telecommunications-Services                       0.0%
       1,820   Worldcom Inc. - MCI Group                                          21,567
                                                                            ------------

               Total Common Stocks
               (cost $17,205,284)                                             18,946,891
                                                                            ------------

Principal Amount
----------------
               SHORT-TERM INVESTMENTS                            50.7%

 $25,033,000   U.S. Treasury Bill
               2.11%, 11/23/01                                                25,001,180
                                                                            ------------



See notes to financial statements.

4 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

October 31, 2001

Principal Amount                                                            Value
----------------------------------------------------------------------------------------

  $3,858,865   UMB Bank Money Market Fiduciary,
               Variable Rate Demand Deposit                                 $  3,858,865
                                                                            ------------

               Total Short-Term Investments
               (cost $28,860,045)                                             28,860,045
                                                                            ------------

               Total Investments                                84.0%
               (cost $46,065,329)                                             47,806,936

               Other Assets less Liabilities                    16.0%          9,109,972
                                                                            ------------

               NET ASSETS                                      100.0%       $ 56,916,908
                                                                            ============

Number of Shares
----------------
               Securities Sold Short
      40,000   Cadence Design Systems, Inc.*                                $    845,600
       5,000   Caterpillar Inc.                                                  223,600
      10,000   Colgate-Palmolive Company                                         575,200
      13,000   Cox Radio Inc.                                                    282,100
      19,000   Electronic Data Systems Corp.                                   1,223,030
      20,000   Family Dollar Stores, Inc.                                        577,200
       7,000   Harley-Davidson, Inc.                                             316,820
       7,000   Liz Claiborne, Inc.                                               318,500
      13,000   Maxim Integrated Products, Inc.*                                  594,750
      12,000   Nike, Inc. Class B                                                592,320
      13,000   Qlogic Corp.                                                      511,550
      12,500   Stericycle, Inc.                                                  600,000
      13,000   Synopsys, Inc.                                                    611,000
                                                                            ------------

               Total Securities Sold Short
               (proceeds of $7,307,991)                                     $  7,271,670
                                                                            ============

* Non-income producing




See notes to financial statements.

                                                 Choice Long-Short Fund 5

CHOICE LONG-SHORT FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $46,065,329)                                    $ 47,806,936
Deposit at broker                                                             15,478,733
Receivable from broker for proceeds on securities sold short                  10,333,274
Receivable for investments sold                                               39,712,563
Receivable for fund shares sold                                                   95,400
Interest receivable                                                               19,198
Other assets                                                                       4,152
                                                                            ------------
Total assets                                                                 113,450,256
                                                                            ------------

LIABILITIES
Securities sold short, at value (proceeds of $7,307,991)                       7,271,670
Payable for investments purchased                                             48,866,692
Payable for funds shares redeemed                                                134,852
Accrued investment advisory fee                                                  123,021
Accrued distribution fee                                                          52,102
Accrued expenses                                                                  85,011
                                                                            ------------
Total liabilities                                                             56,533,348
                                                                            ------------
NET ASSETS                                                                  $ 56,916,908
                                                                            ============

NET ASSETS CONSIST OF
Paid in capital                                                             $ 60,475,569
Accumulated net realized loss on investments sold, securities sold short,
  and futures contracts                                                       (5,336,589)
Net unrealized appreciation on:
  Investments                                                                  1,741,607
  Securities sold short                                                           36,321
                                                                            ------------
NET ASSETS                                                                  $ 56,916,908
                                                                            ============

CLASS A SHARES
Net assets                                                                  $ 54,303,255
Shares outstanding (no par value, unlimited shares authorized)                 5,623,112
NET ASSET VALUE PER SHARE (NET ASSETS/SHARES
  OUTSTANDING)                                                                     $9.66
                                                                            ============
MAXIMUM OFFERING PRICE PER SHARE (NET ASSET VALUE,
  PLUS 5.82% OF NET ASSET VALUE OR 5.50% OF OFFERING
  PRICE)                                                                          $10.22
                                                                            ============

CLASS C SHARES
Net assets                                                                  $  2,613,653
Shares outstanding (no par value, unlimited shares authorized)                   274,380
NET ASSET VALUE AND OFFERING PRICE PER SHARE
  (NET ASSETS/SHARES OUTSTANDING)                                                  $9.53
                                                                            ============

See notes to financial statements.

8 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

STATEMENT OF OPERATIONS
For the Period Ended October 31, 2001(1)

----------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                    $    892,270
Dividends                                                                         25,875
                                                                            ------------
Total investment income                                                          918,145
                                                                            ------------

EXPENSES
Investment advisory fees                                                         966,335
Rule 12b-1 fees - Class A shares                                                 130,396
Rule 12b-1 fees - Class C shares                                                  13,972
Shareholder servicing fees - Class A shares                                       38,618
Shareholder servicing fees - Class C shares                                       10,199
Fund administration and accounting fees                                           57,836
Professional fees                                                                 36,302
Dividends on short positions                                                      33,073
Reports to shareholders                                                           25,087
Federal and state registration fees                                               22,868
Custody fees                                                                      13,772
Trustees' fees and related expenses                                                5,905
Other                                                                             19,035
                                                                            ------------
Total expenses                                                                 1,373,398
                                                                            ------------
NET INVESTMENT LOSS                                                             (455,253)
                                                                            ------------



REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
Net realized losses on investments                                            (7,446,673)
Net realized gains on short positions                                          1,336,278
Net realized gains on futures contracts                                          773,806
Change in unrealized appreciation/depreciation on investments and
  securities sold short                                                        1,777,928
                                                                            ------------
Net Losses on Investments                                                     (3,558,661)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ (4,013,914)
                                                                            ============


(1)Commenced operations on February 1, 2001.



See notes to financial statements.

                                                 Choice Long-Short Fund 7

CHOICE LONG-SHORT FUND

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended October 31, 2001(1)

----------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                         $   (455,253)
Net realized loss on investments                                              (7,446,673)
Net realized gains on short positions                                          1,336,278
Net realized gains on futures contracts                                          773,806
Change in unrealized appreciation/depreciation on investments and
   securities sold short                                                       1,777,928
                                                                            ------------
Net decrease in net assets resulting from operations                          (4,013,914)
                                                                            ------------

CAPITAL SHARE TRANSACTIONS
Shares sold
  Class A shares                                                              93,997,444
  Class C shares                                                               3,035,079
Shares redeemed
  Class A shares                                                             (35,856,447)
  Class C Shares                                                                (245,254)
                                                                            ------------
Net increase in net assets resulting from capital share transactions          60,930,822
                                                                            ------------

Total Increase in Net Assets                                                  56,916,908
                                                                            ------------

NET ASSETS
Beginning of period                                                                    -
                                                                            ------------
End of period                                                               $ 56,916,908
                                                                            ============



(1)Commenced operations on February 1, 2001.



See notes to financial statements.
8 Choice Long-Short Fund

                                                   CHOICE LONG-SHORT FUND

FINANCIAL HIGHLIGHTS
For the Period Ended October 31, 2001(1)

----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE*
                                                       Class A Shares   Class C Shares
Net Asset Value, Beginning of Period                         $10.00           $10.00
                                                       ------------     ------------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment loss                                           (0.08)           (0.12)
Net realized and unrealized losses on investments             (0.26)           (0.35)
                                                       ------------     ------------
Total Loss from Investment Operations                         (0.34)           (0.47)
                                                       ------------     ------------


Net Asset Value, End of Period                                $9.66            $9.53
                                                       ============     ============




Total Return (2) (3)                                          (3.40)%          (4.70)%


SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (in thousands)                    $54,303           $2,614
Ratio of expenses to average net assets(4)                     3.51%            4.70%
Ratio of net investment loss to average net assets(4)         (1.14)%          (2.31)%
Portfolio turnover rate (2)(5)                                2,469%           2,469%

(1)Commenced operations on February 1, 2001.

(2)Not annualized for periods less than a full year.

(3)The total return does not reflect the 5.50% front-end sales charge and 1.00% deferred sales charge on Class
   A and Class C shares, respectively.

(4)Annualized

(5)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Selected data for a share of capital stock outstanding throughout the period.

See notes to financial statements.
                                                 Choice Long-Short Fund 9

                         Choice Long-Short Fund
                      NOTES TO FINANCIAL STATEMENTS
                            October 31, 2001


(1)  Organization

     Choice Funds (the "Trust") was established on July 16, 1999 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Long-Short Fund (the "Fund") is a non-diversified series of the Trust that seeks to achieve long-term growth of capital in both rising and falling markets by investing in "long" stocks believed to be undervalued and selling "short" stocks believed to be overvalued. The Fund offers two classes of shares (Class A and Class
     C). Each class of shares has a different combination of sales charges, fees and eligibility requirements. Class A shares are subject to a maximum sales charge of 5.5% and the Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on redemption of shares held less than one year. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets.

(2)  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     (a)  Investment Valuation

          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded. Securities for which there were no sales on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days when purchased are valued by the amortized cost method, which approximates fair value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Choice Investment Management, LLC (the "Adviser") pursuant to guidelines established by the Board of Trustees.

     (b)  Expenses

          The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and distribution fees. Expenses that are not directly attributable to a portfolio are typically allocated among the series in the Trust in proportion to their relative net assets.

     (c)  Federal Income and Excise Taxes

          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. For the period ended October 31, 2001, the Long-Short Fund, incurred a net capital loss carryforward of $551,688, which is available to offset future capital gains through 2009.

10 Choice Long-Short Fund

     (d)  Distributions to Shareholders

          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ for financial statement purposes from their characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (e)  Other

          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Adviser

     The Fund has an agreement with the Adviser, with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 2.50% of the Fund's average daily net assets.

(4)  Distribution Plan

     The Fund has an agreement with Sunstone Distribution Services, LLC ("Sunstone") to furnish distribution services to the Fund. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares and certain shareholder related services at an annual rate, as determined from time to time by the Board of Trustees. Under this Plan, the Fund's Class A and Class
     C shares pay up to 0.35% and 0.75% of each class's average daily net assets, respectively, for distribution service, and the Class C shares pay up to 0.25% of average daily net assets for shareholder service related charges. During the period ended October 31, 2001, the Fund incurred Rule 12b-1 fees of $130,396 and $13,972 for Class A and Class C shares, respectively. As distributor, Sunstone received commissions of $5,456 from the sale of Class A shares during the period ended October 31, 2001. Sunstone, as distributor, also received contingent deferred sales charges on redemption of Class C shares of $2,276 during the period ended October 31, 2001.

(5)  Capital Share Transactions

     Transactions in shares of the Fund for the period ended October 31, 2001 were as follows:

                                          Class A              Class C
                                          -------              -------

     Shares sold                         9,189,727              298,740
     Shares redeemed                    (3,566,615)             (24,360)
                                      ------------         ------------

     Net Increase                        5,623,112              274,380
                                      ============        =============

                                                     Choice Long-Short 11

(6)  Investment Transactions

     The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended October 31, 2001 were $437,284,739 and $412,632,782, respectively.

     At October 31, 2001, the net unrealized depreciation for all securities, excluding securities sold short, was $(2,588,841), based on cost of investments for federal income tax purposes of $50,395,777, which consisted of unrealized appreciation of $1,536,564 and unrealized depreciation of $4,125,405.

(7)  Short Positions

     When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as a component of other expenses on the Statement of Operations. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short.

(8)  Futures Contracts

     The Fund may purchase and sell stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts of payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(9)  Collateral on Short Sales and Futures Contracts

     As collateral for short positions and futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for the short futures contracts. All collateral is required to be adjusted daily.

(10) Risks of Futures Contracts

     The risks inherent in the use of futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of the futures contracts and movements in the price of the underlying securities or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

12 Choice long-Short Fund

                    REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of the Choice Funds

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Choice Long-Short Fund (the "Fund") (one of the portfolios constituting the Choice Funds) at October 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the period from February 1, 2001 through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit including examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 30, 2001









                                                Choice Long-Short Fund 13
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